AMENDMENT NO. 1
Dated as of November 18, 2016
to the
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
Dated as of November 19, 2015
Among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS PARTY HERETO,
MIZUHO BANK, LTD.,
as Administrative Agent and Initial Issuing Bank,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent
and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
THE BANK OF NOVA SCOTIA
and
ROYAL BANK OF CANADA,
as Co-Documentation Agents

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of November 18, 2016 (this “Amendment”) to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, MIZUHO BANK, LTD., as Administrative Agent and as Initial Issuing Bank, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA., as Co-Documentation Agents (the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”).
W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment, (each such Bank, an “Existing Bank”) enter into this Amendment pursuant to which (i) the Existing Banks agree to extend the termination of their Commitments to November 19, 2019 (the “Extended Commitment Termination Date”) and (ii) certain other provisions of the Existing Credit Agreement will be amended;
WHEREAS, each financial institution identified on Schedule 1 hereto as an “Extending Bank” (each, an “Extending Bank”) has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Extended Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Extending Bank’s name under the heading “Commitment” (the “Extended Commitments”); and
WHEREAS, on the First Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Extending Bank will be converted into an Extended Commitment;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Amended Credit Agreement, as the context shall require, has the meaning assigned to such term in the Existing Credit Agreement or in the Amended Credit Agreement, as applicable. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit

Agreement shall, on and after the First Amendment Effective Date, refer to the Amended Credit Agreement.
Section 2. Amended Terms and First Amendment Effective Date Transactions.
(a)    Each of the parties hereto agrees that, effective on the First Amendment Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the doubleunderlined text (indicated textually in the same manner as the following example: doubleunderlined text) as set forth in the amended pages of the Existing Credit Agreement attached hereto as Exhibit A and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Amended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.
(b)    On the First Amendment Effective Date, the Commitment of each Existing Bank that is an Extending Bank will be converted into an Extended Commitment under the Amended Credit Agreement, so that the aggregate Commitment of such Extending Bank under the Amended Credit Agreement shall equal such Extended Bank’s Extended Commitments.
(c)    On the First Amendment Effective Date, The Bank of Nova Scotia shall be appointed as a Co-Documentation Agent, Co-Lead Arranger and Joint Bookrunner.
(d)    Notwithstanding Section 2.10 of the Existing Credit Agreement, on the First Amendment Effective Date, the Commitment of each Existing Bank which is not an Extending Bank (each, a “Non-Extending Bank”) shall be terminated and such Non-Extending Bank shall no longer be considered as a Bank under the Amended Credit Agreement.
Section 3. Representations of Borrower. The Borrower represents and warrants, as of the date hereof, that:
(a)    the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Amended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Amended Credit Agreement. The Borrower has duly executed and delivered this Amendment, and this Amendment and the Amended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);
(b)    no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission on or after the First Amendment Effective Date; and

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(c)    the execution, delivery and performance by the Borrower of this Amendment and the Amended Credit Agreement, the borrowings contemplated hereunder and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Amended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.
Section 4. GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE
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DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
Section 7. Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the First Amendment Effective Date unless otherwise indicated:
(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Extending Bank, (ii) each Non-Extending Bank and (iii) the Required Banks under the Existing Credit Agreement;
(b)    receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F to the Existing Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Norton Rose Fulbright US LLP, subject to customary assumptions, qualifications and limitations;
(c)    receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Amended Credit Agreement have been satisfied as of the First Amendment Effective Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance;
(d)    receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;
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(e)    receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees, including such fees that are owed to each Non-Extending Bank, required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the First Amendment Effective Date;
(f)    receipt by the Administrative Agent and the Banks of all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56; and
(g)    receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent.
The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the First Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
By:	/s/ J. ANDREW DON
Name: J. Andrew Don
Title: Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 - 2019 Facility

MIZUHO BANK, LTD., as Administrative Agent, Initial Issuing Bank and Extending Bank

By:	/s/ NELSON CHANG
Name: Nelson Chang
Title: Authorized Signatory

Signature Page to Amendment No. 1 - 2019 Facility

JPMORGAN CHASE BANK, N.A., as Syndication Agent and Extending Bank
By:	/s/ BRIDGET KILLACKEY
Name: /s/ Bridget Killackey
Title: Executive Director

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

MIZUHO BANK, LTD.

By:	/s/ NELSON CHANG
Name: Nelson Chang
Title: Authorized Signatory

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_____________

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

ROYAL BANK OF CANADA
By:	/s/ RAHUL SHAH
Name: Rahul Shah
Title: Authorized Signatory

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $___________

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ ROBERT MACFARLANE
Name: Robert MacFarlane
Title: Director

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☐
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☒
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $7,500,000.

The Bank of Nova Scotia
By:	/s/ DAVID DEWAR
Name: David Dewar
Title: Director

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $     —    .

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

JPMORGAN CHASE BANK, N.A.,
By:	/s/ BRIDGET KILLACKEY
Name: Bridget Killackey
Title: Executive Director

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $___________

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

PNC Bank, N.A.
By:	/s/ NANCY ROSAL BONNELL
Name: Nancy Rosal Bonnell
Title: Sr. Vice President

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $___________

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

U.S. Bank National Association
By:	/s/ ERIC J. COSGROVE
Name: Eric J. Cosgrove
Title: Senior Vice President

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $___________

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

SUNTRUST BANK
By:	/s/ NINA JOHNSON
Name: Nina Johnson
Title: Director

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $___________

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

REGIONS BANK
By:	/s/ BRAND HOSFORD
Name: Brand Hosford
Title: Vice President

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $___________

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

KeyBank, National Association
By:	/s/ RENEE BONNELL
Name: Renee Bonnell
Title: Vice President

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $___________

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

Industrial and Commercial Bank of China Ltd, New York Branch

By:	/s/ JEFFREY ROTH
Name: Jeffrey Roth
Title: Director

By:	/s/ SHULIN PENG
Name: Shulin Peng
Title: Managing Director

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $___________

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

Apple Bank for Savings

By:	/s/ JONATHAN C. BYRON
Name: Jonathan C. Byron
Title: Jonathan C. Byron

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☐
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $___________

☒	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

COMPASS BANK,

By:	/s/ MARK HADDAD
Name: Mark Haddad
Title: Vice President

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☐
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $___________

☒	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

The Korea Development Bank,
New York Branch

By:	/s/ NAK JOO SEONG
Name: Nak Joo Seong
Title: General Manager

Signature Page to Amendment No. 1 - 2019 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1
(THE “AMENDMENT”) TO THE AMENDED
AND RESTATED REVOLVING CREDIT
AGREEMENT (THE “EXISTING CREDIT
AGREEMENT”) DATED AS OF
NOVEMBER 19, 2015, AMONG NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE
CORPORATION, AS BORROWER, THE BANKS
PARTY THERETO, MIZUHO BANK, LTD., AS
ADMINISTRATIVE AGENT, JPMORGAN
CHASE BANK, N.A. AS SYNDICATION
AGENT AND THE OTHER AGENTS PARTY
THERETO.

Check only one of the following:

☐
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $___________

☒	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

NATIONAL COOPERATIVE
SERVICES CORPORATION

By:	/s/ J. ANDREW DON
Name: J. Andrew Don
Title: Senior Vice President &
Chief Financial Officer

Signature Page to Amendment No. 1 - 2019 Facility

SCHEDULE 1
EXTENDED COMMITMENTS

Extending Banks	Commitment
Mizuho Bank Ltd.	$187,500,000.00
Royal Bank of Canada	$187,500,000.00
The Bank of Nova Scotia	$187,5000,00.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$187,5000,00.00
JPMorgan Chase Bank, N.A.	$180,000,000.00
PNC Bank, National Association	$150,000,000.00
US Bank National Association	$125,000,000.00
SunTrust Bank	$125,000,000.00
Regions Bank	$75,000,000.00
KeyBank National Association	$70,000,000.00
Industrial and Commercial Bank of China Limited, New York Branch	$40,000,000.00
Apple Bank for Savings	$17,500,000.00
Total	$1,532,500,000.00

EXHIBIT A

79580.000005 EMF_US 62266350v6

NOT A LEGAL DOCUMENT
COMPOSITE COPY REFLECTING
AMENDMENT NO. 1
DATED AS OF NOVEMBER 18, 2016
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
dated as of
November 19, 2015
among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS LISTED HEREIN,
MIZUHO BANK, LTD.,
as Administrative Agent and Initial Issuing Bank,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,
and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
~~KEYBANK NATIONAL ASSOCIATION~~THE BANK OF NOVA SCOTIA,
and
ROYAL BANK OF CANADA
as Co-Documentation Agents
—————————————
MIZUHO BANK, LTD.,
~~J.P. MORGAN SECURITIES LLC,~~
JPMORGAN CHASE BANK, N.A.,
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
~~KEYBANK NATIONAL ASSOCIATION,~~
THE BANK OF NOVA SCOTIA
and
RBC CAPITAL MARKETS
as Co-Lead Arrangers and Joint Bookrunners

1

TABLE OF CONTENTS
—————————
PAGE
ARTICLE 1
Definitions
Section 1.01.    Definitions..........................................................................................    1
Section 1.02.    Accounting Terms and Determinations..............................................    ~~23~~24
Section 1.03.    Types of Borrowings...........................................................................    ~~23~~24
Section 1.04.    Letter of Credit...................................................................................    ~~24~~25

ARTICLE 2
The Credits

Section 2.01.    Commitments to Lend and Issue Letters of Credit............................     ~~24~~25
Section 2.02.    Notice of Committed Borrowings......................................................     ~~27~~28
Section 2.03.    Money Market Borrowings............................................................... .~~27~~28
Section 2.04.    Notice to Banks; Funding of Loans..................................................     ~~31~~32
Section 2.05.    Notes.................................................................................................     ~~32~~33
Section 2.06.    Maturity of Loans...............................................................................    ~~33~~34
Section 2.07.    Interest Rates.....................................................................................     ~~33~~34
Section 2.08.    Method of Electing Interest Rates ....................................................    ..~~35~~36
Section 2.09.    Fees ..................................................................................................    ..~~37~~38
Section 2.10.    Optional Termination or Reduction of Commitments.........................~~38~~39
Section 2.11.    Mandatory Termination of Commitments......................................... .~~38~~39
Section 2.12.    Optional Prepayments........................................................................~~38~~39
Section 2.13.    General Provisions as to Payments....................................................~~39~~40
Section 2.14.    Funding Losses.................................................................................    ..~~40~~41
Section 2.15.    Computation of Interest and Fees.......................................................~~40~~41
Section 2.16.    Taxes....................................................................................................~~40~~41
Section 2.17.    Increase of Commitments.................................................................. .~~45~~46
Section 2.18.    Replacement of Banks....................................................................... .~~46~~47
Section 2.19.    Defaulting Banks............................................................................... .~~48~~49
Section 2.20.    Issuance of Letters of Credit; Drawings and
Reimbursements; Auto-Extension Letters of Credit;
Funding of Participations.................................................................     ~~50~~51
Section 2.21.    2017 ~~Conversion~~Conversions..........................................................     ~~59~~60

ARTICLE 3
Conditions
Section 3.01.    Effectiveness......................................................................................     ~~59~~60
Section 3.02.    [Reserved].........................................................................................     ~~61~~62
Section 3.03.    Borrowings and L/C Credit Extensions............................................     ~~61~~62

i

ARTICLE 4
Representations and Warranties

Section 4.01.    Corporate Existence, Power and Authority...................................... ~~62~~63
Section 4.02.    Financial Statements......................................................................... ~~63~~64
Section 4.03.    Litigation........................................................................................... ~~64~~65
Section 4.04.    Governmental Authorizations...........................................................     ~~64~~65
Section 4.05.    Members’ Subordinated Certificates.................................................    ~~64~~65
Section 4.06.    No Violation of Agreements..............................................................     ~~64~~65
Section 4.07.    No Event of Default under the Indentures........................................    .~~65~~66
Section 4.08.    Compliance with ERISA....................................................................~~65~~66
Section 4.09.    Compliance with Other Laws...........................................................     ~~66~~67
Section 4.10.    Tax Status..........................................................................................     ~~66~~67
Section 4.11.    Investment Company Act..................................................................     ~~66~~67
Section 4.12.    Disclosure.........................................................................................     ~~66~~67
Section 4.13.    Subsidiaries.......................................................................................     ~~66~~67
Section 4.14.    Environmental Matters.....................................................................     ~~66~~67
Section 4.15.    Anti-Corruption Laws and Sanctions...............................................     ~~67~~68

ARTICLE 5
Covenants
Section 5.01.    Corporate Existence.........................................................................     ~~67~~68
Section 5.02.    Disposition of Assets, Merger, Character of Business, etc...............     ~~67~~68
Section 5.03.    Financial Information.......................................................................     ~~68~~69
Section 5.04.    Default Certificates...........................................................................     ~~69~~70
Section 5.05.    Notice of Litigation and Defaults......................................................     ~~70~~71
Section 5.06.    ERISA................................................................................................     ~~70~~71
Section 5.07.    Payment of Charges..........................................................................     ~~70~~71
Section 5.08.    Inspection of Books and Assets.........................................................     ~~71~~72
Section 5.09.    Indebtedness......................................................................................     ~~71~~72
Section 5.10.    Liens..................................................................................................     ~~72~~73
Section 5.11.    Maintenance of Insurance.................................................................     ~~73~~74
Section 5.12.    Subsidiaries and Joint Ventures........................................................     ~~73~~74
Section 5.13.    Minimum TIER..................................................................................     ~~74~~75
Section 5.14.    Retirement of Patronage Capital......................................................     ~~74~~75
Section 5.15.    Use of Proceeds..................................................................................~~74~~75
Section 5.16.    Compliance with Laws.......................................................................~~75~~76

ARTICLE 6
Defaults
Section 6.01.    Events of Default...............................................................................     ~~75~~76
Section 6.02.    Actions In Respect Of Letters Of Credit Upon Default.....................     ~~77~~78
Section 6.03.    Notice of Default...............................................................................     ~~78~~79

ii

ARTICLE 7
The Administrative Agent

Section 7.01.    Appointment and Authorization........................................................     ~~78~~79
Section 7.02.    Administrative Agent and Affiliates..................................................     ~~78~~79
Section 7.03.    General Nature of the Administrative Agent’s Duties.......................     ~~78~~79
Section 7.04.    Consultation with Experts.................................................................     ~~79~~80
Section 7.05.    Liability of Administrative Agent......................................................     ~~79~~80
Section 7.06.    Indemnification.................................................................................     ~~79~~80
Section 7.07.    Credit Decision.................................................................................     ~~80~~81
Section 7.08.    Successor Administrative Agent........................................................     ~~80~~81
Section 7.09.    Co-Documentation Agents, Syndication Agent and Co-
Lead Arrangers Not Liable...............................................................     ~~81~~82
Section 7.10.    Calculations......................................................................................     ~~81~~82

ARTICLE 8
Change in Circumstances

Section 8.01.    Basis for Determining Interest Rate Inadequate or Unfair..............     ~~81~~82
Section 8.02.    Illegality............................................................................................     ~~82~~83
Section 8.03.    Increased Cost and Reduced Return.................................................     ~~82~~83
Section 8.04.    Base Rate Loans Substituted for Affected Euro-Dollar
Loans ................................................................................................    ~~85~~86

ARTICLE 9
Miscellaneous
Section 9.01.    Notices...............................................................................................     ~~85~~86
Section 9.02.    No Waivers........................................................................................     ~~86~~87
Section 9.03.    Expenses; Documentary Taxes; Indemnification..............................     ~~86~~87
Section 9.04.    Sharing of Set-offs.............................................................................     ~~87~~88
Section 9.05.    Amendments and Waivers.................................................................     ~~88~~89
Section 9.06.    Successors and Assigns.....................................................................     ~~89~~90
Section 9.07.    Collateral..........................................................................................     ~~91~~92
Section 9.08.    Governing Law..................................................................................     ~~91~~92
Section 9.09.    Counterparts; Integration.................................................................     ~~92~~93
Section 9.10.    Several Obligations...........................................................................     ~~92~~93
Section 9.11.    Severability........................................................................................     ~~92~~93
Section 9.12.    Confidentiality...................................................................................     ~~92~~93
Section 9.13.    WAIVER OF JURY TRIAL................................................................     ~~93~~94
Section 9.14.    USA Patriot Act.................................................................................     ~~93~~94
Section 9.15.    ICC Transactions..............................................................................     ~~93~~94
Section 9.16.    Acknowledgement and Consent to Bail-In......................................    95

iii

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of November 19, 2015, is made by and among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, as Borrower, the BANKS listed on the signature pages hereof, MIZUHO BANK, LTD., as Administrative Agent and as Initial Issuing Bank for the Letters of Credit issued or to be issued pursuant to this Agreement, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., ~~KEYBANK NATIONAL ASSOCIATION~~THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as Co-Documentation Agents.
WHEREAS, the Borrower, the several Banks, the Administrative Agent, the Syndication Agent and Co-Documentation Agents (as each is defined hereinafter) entered into a Revolving Credit Agreement dated as of October 21, 2011, as amended by Amendment No. 1 dated as of March 28, 2013, Amendment No. 2 dated as of October 28, 2013, Amendment No. 3 dated as of October 28, 2014 and Amendment No. 4 dated as of October 9, 2015 (collectively, the “Existing Credit Agreement”); and
WHEREAS, the Borrower has requested that the Banks, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents agree, on the terms and conditions set forth herein, to amend and restate the Existing Credit Agreement. The Banks, Administrative Agent, Syndication Agent and Co- Documentation Agents have indicated their willingness to amend and restate the Existing Credit Agreement on the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend and restate the Existing Credit Agreement in its entirety and the parties hereto hereby agree as follows:

ARTICLE 1
DEFINITIONS
Section 1.01. Definitions. The following terms, as used herein, have the following meanings:
“1994 Indenture” means the Indenture dated as of February 15, 1994 and as amended as of September 16, 1994 between the Borrower and U.S. Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.
“2007 Indenture” means the Indenture dated as of October 25, 2007 between the Borrower and U.S. Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.
“2015 Fee Letters” means those certain Fee Letters dated October 13, 2015 among the Borrower, the Administrative Agent and the Syndication Agent.
“2016 Amendment” means Amendment No. 1 to this Agreement dated as of November 18, 2016 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2016 Fee Letters” means those certain Fee Letters dated September 13, 2016 among the Borrower, the Administrative Agent and the Syndication Agent.
“2017 Aggregate Commitment” means the aggregate amount that is equal to the sum of the amounts of each of the 2017 Commitments.
“2017 Bank” means at any time, any Bank that has a 2017 Commitment specified on the 2017 Commitment Schedule hereto or any Assignee thereof and any subsequent Assignee of such Assignee.
“2017 Commitment Schedule” means the commitment schedule attached hereto under the heading, 2017 Commitment Schedule.
“2017 Commitment Termination Date” means October 28, 2017 or, if such day is not a Euro-Dollar Business Day, the immediately preceding Euro- Dollar Business Day.
“2017 Commitment” means (i) with respect to any Bank, the amount, if any, set forth opposite the name of such Bank on the 2017 Commitment Schedule and (ii) with respect to any Bank that is an Assignee pursuant to Section 9.06(c), the amount of the transferor Bank’s commitment specified on the 2017 Commitment Schedule that is assigned to such Bank, and further, any subsequent assignment made by an Assignee to another Assignee of such amounts pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.
“2017 Conversion” has the meaning set forth in Section 2.21.
“2017 Conversion Offer” has the meaning set forth in Section 2.21.
“2017 Credit Exposure” means with respect to any 2017 Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the 2017 Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such 2017 Bank’s participation in L/C Obligations are deemed to be “held” by such 2017 Bank for purposes of this definition).
“2017 Loan” means a Loan made by a 2017 Bank.
“~~2018~~2019 Aggregate Commitment” means the aggregate amount that is equal to the sum of the amounts of each of the ~~2018~~2019 Commitments.
“~~2018~~2019 Bank” means at any time, any Bank that has a ~~2018~~2019 Commitment specified on the ~~2018~~2019 Commitment Schedule hereto and any Bank that pursuant to the terms herein consummates a 2017 Conversion or any Assignee thereof and any subsequent Assignee of such Assignee.
“~~2018~~2019 Commitment Schedule” means the commitment schedule attached hereto under the heading, ~~2018~~2019 Commitment Schedule.
“~~2018~~2019 Commitment Termination Date” means November 19, ~~2018~~2019 or, if such day is not a Euro-Dollar Business Day, the immediately preceding Euro-Dollar Business Day.
“~~2018~~2019 Commitment” means (i) with respect to any Bank, the amount, if any, set forth opposite the name of such Bank on the ~~2018~~2019 Commitment Schedule and (ii) with respect to any Bank that is an Assignee pursuant to Section 9.06(c), the amount of the transferor Bank’s commitment specified on the ~~2018~~2019 Commitment Schedule that is assigned to such Bank, and further, any subsequent assignment made by an Assignee to another Assignee of such amounts pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.
“~~2018~~2019 Credit Exposure” means with respect to any ~~2018~~2019 Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the ~~2018~~2019 Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such ~~2018~~2019 Bank’s participation in L/C Obligations are deemed to be “held” by such ~~2018~~2019 Bank for purposes of this definition).
“~~2018~~2019 Loan” means a Loan made by a ~~2018~~2019 Bank.
“Absolute Rate Auction” means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.
“Adjusted London Interbank Offered Rate” has the meaning set forth in Section 2.07(b).
“Administrative Agent” means Mizuho Bank, Ltd., in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

“Administrative Questionnaire” means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.
“Aggregate Commitment” means the amount equal to the sum of the 2017 Aggregate Commitment and the ~~2018~~2019 Aggregate Commitment.
“Agreement” means this Amended and Restated Revolving Credit Agreement, as the same may be amended from time to time.
“Amendment Effective Date” means the date this Agreement becomes effective in accordance with Section 3.01.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Applicable Law” means, with respect to any Person, any and all laws, statutes, regulations, rules, orders, injunctions, decrees, judgments, writs determinations or awards having the force or effect of binding such Person at law and issued by any Governmental Authority, applicable to such Person, including all Environmental Laws.
“Applicable Lending Office” means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.
“ASC 815” means Accounting Standards Codification No. 815 Derivatives and Hedging, as amended from time to time (or any successor provision thereto).
“ASC 830” means Accounting Standards Codification No. 830 Foreign Currency Matters, as amended from time to time (or any successor provision thereto).
“Assignee” has the meaning set forth in Section 9.06(c).
“Auto-Extension Letter of Credit” has the meaning specified in Section 2.20(a)(iii).
“Back-Up Letter of Credit” has the meaning set forth in Section 2.01(b).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Bank” means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors in interest from time to time.
“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Bank Parties” mean the Banks and the Issuing Banks.
“Base Rate” means, for any day, a rate per annum equal to the highest of (i) the Prime Rate for such day, (ii) the Federal Funds Rate for such day plus 0.50% and (iii) the Adjusted London Interbank Offered Rate for a one month Interest Period on such day (or if such day is not a Euro-Dollar Business Day, the immediately preceding Euro-Dollar Business Day) plus 1.00%.
“Base Rate Loan” means a Committed Loan that bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the last sentence of Section 2.08(a) or Article 8.
“Base Rate Margin” means a rate per annum determined in accordance with the Pricing Schedule.
“Bonds” means any bonds issued pursuant to any of the Indentures, as the context may require.

“Co-Documentation Agents” means The Bank of Tokyo-Mitsubishi UFJ, Ltd., ~~KeyBank National Association~~The Bank of Nova Scotia and Royal Bank of Canada, each in their respective capacity as documentation agent hereunder, and their respective successors in such capacity.
“Co-Lead Arrangers” means Mizuho Bank, Ltd., ~~J.P. Morgan Securities LLC,~~JPMorgan Chase Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., ~~KeyBank National Association~~The Bank of Nova Scotia, and RBC Capital Markets, 1 each in their capacity as co-lead arranger and joint bookrunner.
“Commitment” means (i) with respect to each 2017 Bank, such Bank’s 2017 Commitment and (ii) with respect to each ~~2018~~2019 Bank, such Bank’s ~~2018~~2019 Commitment.
“Committed Borrowing” means a Borrowing under Section 2.01(a).
“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.
“Commitment Termination Date” means (i) with respect to 2017 Commitments and any 2017 Loans and any participations purchased in L/C Obligations by any 2017 Bank, the 2017 Commitment Termination Date and (ii) with respect to ~~2018~~2019 Commitments and any ~~2018~~2019 Loans and any participations purchased in L/C Obligations by any ~~2018~~2019 Bank, the ~~2018~~2019 Commitment Termination Date.
“Confidential Information” has the meaning set forth in Section 9.12.
“Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.
“Credit Documentation” has the meaning set forth in Section 9.15.
“Credit Exposure” means (i) with respect to each 2017 Bank, each such 2017 Bank’s 2017 Credit Exposure and (ii) with respect to each ~~2018~~2019 Bank, each such ~~2018~~2019 Bank’s ~~2018~~2019 Credit Exposure.

______________
1RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliate

“Default” means any occurrence or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both (as specified in Section 6.01) would, unless cured or waived, become an Event of Default.
“Defaulting Bank” means any Bank that (a) has failed, within two Domestic Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to the Administrative Agent or any Bank Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Bank notifies the Administrative Agent and the Borrower, in writing that such failure is the result of such Bank’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower, the Administrative Agent or any Bank Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Bank’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Domestic Business Days after request by the Administrative Agent (the Administrative Agent hereby agreeing to make any such written request upon a request from the Borrower) or any Bank Party, acting in good faith, to provide a certification in writing from an authorized officer of such Bank (with a copy of such certification to be provided to the Borrower) that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (c) upon such Bank Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has, or has a Parent, that has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.
“Derivative Cash Settlements” means, for any period, the line item “derivative cash settlements” as it appears on the statement of operations of the Borrower and its Consolidated Entities (or any notes thereto) for such period delivered to the Banks pursuant to Section 5.03(b), calculated in accordance with U.S. GAAP as in effect from time to time.
“Derivatives Obligations” of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

“Determination Date” has the meaning set forth in Section 5.09.
“Dollars” or “$” refers to lawful money of the United States of America.
“Domestic Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.
“Domestic Lending Office” means, as to each Bank Party, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank Party may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.
“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means October 21, 2011.
“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

“ERISA Group” means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414(b) or (c) of the Code or, for purposes of Section 412 of the Code, under Section 414(b), (c), (m) or (o) of the Code.
“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.
“Euro-Dollar Business Day” means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.
“Euro-Dollar Lending Office” means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.
“Euro-Dollar Loan” means a Committed Loan that bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.
“Euro-Dollar Margin” means a rate per annum determined in accordance with the Pricing Schedule.
“Euro-Dollar Rate” means, for any day, a rate per annum determined in accordance with Section 2.07(b).
“Euro-Dollar Reserve Percentage” has the meaning set forth in Section 2.07(b).
“Event of Default” has the meaning set forth in Section 6.01.
“Excluded Taxes” means, with respect to any payment made by the Borrower under this Agreement or the Notes, any of the following Taxes imposed on or with respect to a Recipient:
(a)    income Taxes imposed on (or measured by) net income and franchise Taxes by the United States of America, or by the jurisdiction under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Bank Party, in which its applicable lending office is located or are Other Connection Taxes, (b) any branch profits Taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction in which the Borrower is located or are Other Connection Taxes, (c) in the case of a Non U.S. Bank Party (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)), any U.S. Federal withholding Taxes resulting from any law in effect on the date such Non U.S. Bank Party becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non U.S. Bank Party’s failure to comply with Section 2.16(f), except to the extent that such Non U.S. Bank Party (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Taxes pursuant to Section 2.16(a) and (d) any U.S. Federal withholding Taxes imposed under FATCA.
“Existing Credit Agreement” has the meaning set forth in first WHEREAS clause above.
“Existing Letters of Credit” means the letters of credit issued and outstanding under the Existing Credit Agreement as of the Amendment Effective Date and set forth in the Existing Letters of Credit Schedule hereto.
“Extended Commitment” means an Extended Commitment as defined in the 2016 Amendment.
“Facility Fee Rate” means a rate per annum determined in accordance with the Pricing Schedule.
“Farmer Mac” means the Federal Agricultural Mortgage Corporation, a corporation organized and existing under the laws of the United States of America and a federally-chartered instrumentality of the United States of America and an institution of the Farm Credit System.
“Farmer Mac Master Note Purchase Agreement” means that certain Master Note Purchase Agreement, dated as of July 31, 2015, among Farmer Mac Mortgage Securities Corporation, a wholly owned subsidiary of Farmer Mac, Farmer Mac and the Borrower.
“Farmer Mac Master Note Purchase Agreement Liens” means Liens on any assets of the Borrower required to be pledged as collateral to support obligations of the Borrower with respect to any notes issued pursuant to the Farmer Mac Master Note Purchase Agreement.
“Farmer Mac Master Note Purchase Agreement Limit” shall be the lesser of (i) the aggregate purchase amount of notes available for purchase at any such time, without regards to whether any such notes have been purchased, pursuant to one or more supplemental note purchase agreements to the Farmer Mac Master Note Purchase Agreement in effect at such time or (ii) $1,000,000,000.

“Farmer Mac Master Note Purchase Agreement Obligations” means notes issued pursuant to the Farmer Mac Master Note Purchase Agreement.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code, and any applicable intergovernmental agreements and related legislation and official administrative rules or practices with respect thereto.
“Federal Funds Rate” means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.
“First Amendment Effective Date” means the First Amendment Effective Date as defined in the 2016 Amendment.
“Fixed Rate Borrowing” means either a Euro-Dollar Borrowing or a Money Market LIBOR Borrowing.
“Fixed Rate Loans” means Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or any combination of the foregoing.
“Foreclosed Asset” has the meaning set forth in Section 5.12.
“Fronting Fee” has the meaning specified in Section 2.09(d).
“Governmental Authority” means any national, state, county, city, town, village, municipal or other government department, commission, board, bureau, agency, authority or instrumentality of a country or any political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative powers or functions of or pertaining to government.
“Group of Loans” means, at any time, a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time or (ii) all Euro- Dollar Loans having the same Interest Period at such time; provided that if a Committed Loan of any particular Bank is converted to or made as a Base Rate

Venture; provided further that any investment by the Borrower, directly or indirectly through Subsidiaries or Joint Ventures, in (or any of their other interests in) any equity securities of Farmer Mac shall not be deemed a Joint Venture.
“L/C Advance” means, with respect to each Bank, such Bank’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof, the extension of the expiry date thereof or the increase of the amount thereof.
“L/C Obligations” means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit to be issued hereunder by any Issuing Bank in the form from time to time in use by such Issuing Bank.
“Letter of Credit Expiration Date” means the day that is five Domestic Business Days prior to the ~~2018~~2019 Commitment Termination Date.
“Letter of Credit Fee” has the meaning specified in Section 2.09(c).
“Letter of Credit Sublimit” means $150,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the aggregate Commitments.
“Letters of Credit” means letters of credit issued by any Issuing Bank pursuant to Section 2.01(b) and any Existing Letters of Credit.
“LIBOR Auction” means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.
“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.
“Lien Exception Amount” means $10,000,000,000 plus an amount equal to the incremental increase in the allocated amount of REDLG Obligations from the Amendment Effective Date; provided that the Lien Exception Amount shall at no time exceed $12,500,000,000.
“Loan” means a Base Rate Loan or a Euro-Dollar Loan or a Money Market Loan in each case, made by any 2017 Bank or any ~~2018~~2019 Bank, as applicable and “Loans” means Base Rate Loans or Euro-Dollar Loans or Money Market Loans or any combination of the foregoing in each case, made hereunder by a 2017 Bank or a ~~2018~~2019 Bank.
“London Interbank Offered Rate” has the meaning set forth in Section 2.07(b).
“Maturity Date” means (i) with respect to any Revolving Loan, the Commitment Termination Date and (ii) with respect to any Money Market Loan, the last day of the Interest Period applicable thereto.
“Member” means any Person which is a member or a patron of the Borrower.
“Members’ Subordinated Certificate” means a note of the Borrower or its Consolidated Entities substantially in the form of the membership subordinated subscription certificates and the loan and guarantee subordinated certificates outstanding on the date of the execution and delivery of this Agreement and any other Indebtedness of the Borrower or its Consolidated Entities having substantially similar provisions as to subordination as those contained in said outstanding membership subordinated subscription certificates and loan and guarantee subordinated certificates.
“Money Market Absolute Rate” has the meaning set forth in Section 2.03(d)(ii)(D).
“Money Market Absolute Rate Loan” means a loan to be made to the Borrower by a Bank pursuant to an Absolute Rate Auction.
“Money Market Lending Office” means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may from time to time by notice to the Borrower and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all

“REDLG Program Liens” means Liens on any asset of the Borrower required to be pledged as collateral to support obligations of the Borrower with respect to any government Guarantee provided pursuant to regulations issued under the Rural Electrification Act of 1936, 7 U.S.C. 901 et. seq., and the Food, Conservation and Energy Act of 2008, Pub. L. 110-234 Stat. 923 (“REDLG Obligations”) so long as such Guarantee supports long-term Indebtedness issued by the Borrower and permitted by Section 5.09.
“REDLG Obligations” has the meaning set forth in the definition of REDLG Program Liens.
“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.
“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time.
“Reportable Event” means an event described in Section 4043(c) of ERISA or regulations promulgated by the Department of Labor thereunder (with respect to which the 30 day notice requirement has not been waived by the PBGC).
“Required Banks” means, subject to Section 2.19, at any time Banks having at least 51% of the sum of (i) the aggregate amount of the unused Commitments, (ii) the aggregate principal outstanding amount of the Loans and (iii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).
“Responsible Officer” means (i) with respect to the Borrower, the Chief Financial Officer, the Chief Executive Officer, the Chief Operating Officer, an Assistant Secretary-Treasurer, the Controller, the Vice President, Capital Markets Relations or, in each case, an authorized signatory of such Person and (ii) with respect to any other Person, the president, any vice-president, the chief financial officer, any assistant-treasurer or, in each case, an authorized signatory of such Person.
“Revolving Credit Period” means the period from and including the Effective Date to but excluding (x) in the case of the 2017 Commitments, the 2017 Commitment Termination Date and (y) in the case of the ~~2018~~2019 Commitments, the ~~2018~~2019 Commitment Termination Date.
“Revolving Loan” means a loan made by a Bank pursuant to Section 2.01(a).
“RUS” means the Rural Utilities Service of the Department of Agriculture of the United States of America (as successor to the Rural Electrification

“U.S. GAAP” means the generally accepted accounting principles as promulgated, from time to time, by the Financial Accounting Standards Board.
“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.
“U.S. Tax Certificate” has the meaning assigned to such term in Section 2.16(f)(ii)(D)(2).
“Withholding Agent” means the Borrower and the Administrative Agent.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
Section 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with U.S. GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower’s independent public accountants) with the most recent audited financial statements of the Borrower and its Consolidated Entities delivered to the Bank Parties.
Section 1.03. Types of Borrowings. The term “Borrowing” denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a “Euro-Dollar Borrowing” is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a “Revolving Borrowing” is a Borrowing under Section 2.01(a) in which all Banks participate in proportion to their Commitments, while a “Money Market Borrowing” is a Borrowing under Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith). All Loans and all Borrowings, including with respect to their respective Interest Periods, under the Existing Credit Agreement, if any, are listed on the Existing Commitment Schedule, that are outstanding on the Amendment Effective Date shall become Loans and Borrowings with the same Interest Period under this Agreement.
Section 1.04. Letter of Credit. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the stated face amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed the maximum stated amount of such Letter of Credit after giving effect to all increases or decreases, as applicable, thereof, whether or not such maximum face amount is in effect at such time. All Existing Letters of Credit issued and outstanding on the Amendment Effective Date shall be deemed to be Letters of Credit under this Agreement and from and after the Amendment Effective Date shall be subject to and governed by the terms and conditions hereof.

ARTICLE 2
THE CREDITS
Section 2.01. Commitments to Lend and Issue Letters of Credit. (a) Revolving Loans. During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the sum of (x) the aggregate principal amount of Revolving Loans by such Bank at any one time outstanding plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed the amount of its Commitment. Each Borrowing shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the maximum aggregate amount available in accordance with Section 3.03(d)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.12, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section. All Loans will be made by all Banks (pro rata between the 2017 Banks and ~~2018~~2019 Banks) in accordance with their Pro Rata Share of the Aggregate Commitments until the 2017 Commitment Termination Date; thereafter, all Loans will be made by the ~~2018~~2019 Banks in accordance with their Pro Rata Share of the ~~2018~~2019 Aggregate Commitments until the ~~2018~~2019 Commitment Termination Date, and in each case subject to the limitations set forth in Section 3.03(d).
(b)    Letters of Credit. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in reliance upon the agreements of the other Banks set forth in Section 2.20, (A) from time to time on any Domestic Business Day during the period from the Amendment Effective Date until the Letter of Credit Expiration Date, to make L/C Credit Extensions either (i) for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities or (ii) in support of a letter of credit issued by the Borrower as a back-up confirmation or backup credit support of such letter of credit (“Back-Up Letter of Credit”), and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.20(a)(i) and (ii), and (B) to honor drawings under the Letters of Credit issued by it; and (ii) the Banks severally agree to participate in Letters of Credit issued for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities and any L/C Borrowings thereunder; provided that after giving effect to any L/C hereunder) not in effect on the First Amendment Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the First Amendment Effective Date and which such Issuing Bank in good faith reasonably deems material to it; provided, however, that in the event a Bank Party participating in the Letters of Credit is not affected by any such restriction, requirement or imposition, and is able to issue such Letter of Credit and expressly agrees in its sole discretion to issue such Letter of Credit, such Bank Party, subject to the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed, shall issue such Letter of Credit and shall be deemed the Issuing Bank with regard to such Letter of Credit for all purposes of this Agreement;
(B)    the making of such L/C Credit Extension would violate any Applicable Laws;
(C)    except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is in an initial face amount less than $25,000;
(D)    such L/C Credit Extension is to be denominated in a currency other than Dollars;
(E)    such L/C Credit Extension contains any provisions for automatic reinstatement of the stated amount after any L/C Borrowing thereunder; or
(F)    a default of any Bank’s obligations to fund under Section 2.20 exists, or any Bank is then a Defaulting Bank, unless, after giving effect to Section 2.19(a)(iv)) with respect to such Bank, such Issuing Bank has entered into satisfactory arrangements, including the delivery of Cash Collateral satisfactory to the Issuing Bank (in its sole discretion) with the Borrower or such Bank to eliminate such Issuing Bank’s risk.
(iii)    No Issuing Bank shall be under the obligation to amend any Letter of Credit if (A) such Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
Section 2.02. Notice of Committed Borrowings. The Borrower shall give the Administrative Agent notice (a “Notice of Committed Borrowing”) not later than 12:00 noon (New York City time) on (x) the date of such Borrowing, in the obligations of the Borrower hereunder or under the Notes. Each Bank Party is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.
(d)    Any Note evidencing a Loan (as such term is defined in the Existing Credit Agreement) made prior to the Amendment Effective Date may be exchanged upon request of the relevant Bank, made through the Administrative Agent, and simultaneous surrender of such Note to the Borrower through the Administrative Agent in exchange for one or more new Notes evidencing the 2017 Loans and the ~~2018~~2019 Loans, respectively, outstanding hereunder, if any, as of the Amendment Effective Date.
Section 2.06. Maturity of Loans. Each Loan hereunder shall mature, and the principal amount thereof shall be due and payable on the Maturity Date with respect to such Loan.
Section 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate plus the applicable Base Rate Margin for such day. Such interest shall be payable for each Interest Period on the last day thereof and, with respect to the principal amount of any Base Rate Loan that is prepaid or converted to a Euro-Dollar Loan, on the date of such prepayment or conversion. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.
(b)    Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin plus the applicable Adjusted London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, three months after the first day thereof and, with respect to the principal amount of any Euro-Dollar Loan that is prepaid or converted to a Base Rate Loan, on the date of such prepayment or conversion.
The “Adjusted London Interbank Offered Rate” applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.
The “London Interbank Offered Rate” applicable to any Interest Period means the rate appearing on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or on any successor or substitute page of such Reuters Service, or if the Reuters Service ceases to be available, any successor to or the applicable Issuing Bank of the L/C Obligations (whether or not such maximum amount is then in effect under such Letter of Credit) (the “Fronting Fee”). The Fronting Fee shall be computed on a quarterly basis in arrears on the basis of the actual number of days elapsed in a year of 360 days (including the first day but excluding the last day), as pro-rated for any partial quarter, as applicable, and shall be due and payable on each January 1, April 1, July 1 and October 1, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall, with respect to all Letters of Credit issued at its request, pay directly to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(e)    Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each ~~2018~~2019 Bank on the First Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the ~~2015~~2016 Fee Letters.
Section 2.10. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the Administrative Agent will promptly deliver to the Banks), (i) terminate all 2017 Commitments at any time, if no 2017 Loans are outstanding at such time, (ii) terminate all Commitments at any time, if no Loans are outstanding at such time or (iii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the 2017 Commitments, the ~~2018~~2019 Commitments or the Commitments in excess of the aggregate outstanding principal amount of the Loans.
Section 2.11. Mandatory Termination of Commitments. The Commitments shall terminate on the Commitment Termination Date.
Section 2.12. Optional Prepayments. (a) Subject in the case of Euro- Dollar Loans to Section 2.14, the Borrower may (i) on any Domestic Business Day, upon notice to the Administrative Agent, prepay any Group of Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) or (ii) upon at least three Euro-Dollar Business Days’ notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment; provided that prior to the 2017 Commitment Termination Date, to the extent an applicable Group of Loans contains both 2017 Loans and ~~2018~~2019 Loans, any such optional prepayment shall be applied to the 2017 Loans and ~~2018~~2019 Loans in such Group of Loans on a pro rata basis; and provided further if the Borrower such Bank Party’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.16(f)(iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(g)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.16 (including additional amounts paid pursuant to this Section 2.16), it shall pay the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.16(g), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.16(g) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.16(g) shall not be construed to require indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.
(h)    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Banks hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(i)    Survival. Each party’s obligations under this Section 2.16 shall survive any assignment of rights by, or the replacement of, a Bank Party, the termination of the Commitments and the repayment, satisfaction or discharge of all other obligations under this Agreement or the Notes.
Section 2.17. Increase of Commitments. (a) Upon at least five days’ prior notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, subject to the terms and conditions set forth below, to increase the aggregate amount of the Commitments in multiples of $5,000,000; provided that (i) such increase may be effected by increasing the 2017 Commitment, the ~~2018~~2019 Commitment or any combination of the foregoing, so long as such increase satisfies all terms and conditions herein, including, but not limited to, this Section non-Defaulting Banks in a manner consistent with Section 2.19(a)(iv)(A) (and such Defaulting Bank shall not participate therein).
In the event that the Administrative Agent, the Borrower, and the Issuing Bank each agrees that a Defaulting Bank has adequately remedied all matters that caused such Bank to be a Defaulting Bank, then the L/C Obligations of the Banks shall be readjusted to reflect the inclusion of such Bank’s Commitment and on such date such Bank shall purchase at par such of the Loans of the other Banks as the Administrative Agent shall determine may be necessary in order for such Bank to hold such Loans in accordance with its Pro Rata Share.
(c)    At the Borrower’s option, the Borrower may elect to terminate the Commitment of any Defaulting Bank upon notice to such Defaulting Bank and the Administrative Agent (irrespective of whether such Defaulting Bank holds any outstanding Loans) and such notice shall be effective upon receipt by both the Defaulting Bank and the Administrative Agent; provided that, for the avoidance of doubt, if such Defaulting Bank holds any Loans, and such Loans are not assigned pursuant to Section 2.18 or otherwise, then such Defaulting Bank shall continue to hold such Loans until such time as such Loans are repaid by the Borrower or assigned pursuant to this Agreement. Upon termination of a Bank’s Commitment under this Section 2.19, the Borrower shall (x) to the extent applicable after giving effect to Section 2.19(a)(iv) and any Cash Collateral provided by the Defaulting Bank, Cash Collateralize such Defaulting Bank’s Pro Rata Share of the aggregate undrawn amount of all outstanding Letters of Credit, (y) subject to Section 2.19(a), pay or cause to be paid all accrued facility fees or Letter of Credit Fees payable to such Bank and all other amounts due and payable to such Bank hereunder and (z) if such Bank is an Issuing Bank, the Borrower shall pay to the Administrative Agent for deposit an amount equal to the available amount of all Letters of Credit issued by such Issuing Bank, and upon such payments, the obligations of such Bank hereunder with respect to such unused Commitment which have been terminated shall, by the provisions hereof, be released and discharged.
Section 2.20. Issuance of Letters of Credit; Drawings and Reimbursements; Auto-Extension Letters of Credit; Funding of Participations.
(a)    Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, from time to time upon the request of the Borrower delivered to an Issuing Bank (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower and may, at the request of the Borrower, include the issuance of a Back-Up Letter of Credit ~~confirming a letter of credit issued by the Borrower~~. For the avoidance of doubt, the Borrower shall be the sole party to any Letter of Credit Application notwithstanding that any Letter of Credit may be issued or amended, as the case may be, for the account of the Borrower, its Consolidated Entities, its Members or any member of its agrees to, purchase from such Issuing Bank a risk participation in such L/C Credit Extension in an amount equal to the product of such Bank’s Pro Rata Share times the amount of such L/C Credit Extension.
(iii)    If the Borrower so requests in any applicable Letter of Credit Application, (i) upon the expiration of the initial term of each Letter of Credit, such Letter of Credit shall terminate or (ii) upon the expiration of the initial and each successive term of each Letter of Credit, such Letter of Credit shall then be automatically extended for successive one-year terms (each such automatically extending Letter of Credit, an “Auto-Extension Letter of Credit”), except that the last term in each case shall in any event expire not later than the Letter of Credit Expiration Date (or such later date as may be agreed by the Banks in accordance with Section 2.01(c)(i)); provided that any such Auto-Extension Letter of Credit must permit such Issuing Bank to prevent any such extension at least once in each twelvemonth period (commencing with the date of issuance of such Letter of Credit) or upon notice to such Issuing Bank by the Administrative Agent or the Borrower of an Event of Default pursuant to Section 6.01(i), by giving prior notice to the beneficiary thereof not later than a Domestic Business Day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by such Issuing Bank, the Borrower shall not be required to make a specific request to such Issuing Bank for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Banks shall be deemed to have authorized (but may not require) such Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date (or such later date as may be agreed by the Banks in accordance with Section 2.01(c)(i)); provided, however, that such Issuing Bank shall not permit any such extension if such Issuing Bank has determined that it would not be permitted~~, or would have no obligation~~ at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 2.01(c)(i), or otherwise), or it has received notice (which may be by telephone or in writing) on or before the day that is five Domestic Business Days before the Non-Extension Notice Date from the Administrative Agent that the Required Banks have elected not to permit such extension or from the Administrative Agent or any Bank that one or more of the applicable conditions specified in Section 3.03 is not then satisfied, and in each such case directing such Issuing Bank not to permit such extension.
(iv)    Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, such Issuing Bank will also deliver to the

Issuing Bank, as applicable. The Administrative Agent shall notify the Banks of any such replacement or addition, as applicable, of an Issuing Bank. Where an Issuing Bank is replaced, at the time such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for account of the replaced Issuing Bank. Furthermore, from and after the effective date of such replacement, the successor Issuing Bank, shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter. References herein to the term “Issuing Bank” shall be deemed to refer to any successor or additional Issuing Bank, as applicable, or to any previous Issuing Bank, or to any successor or additional Issuing Banks, as applicable, and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
Section 2.21. 2017 Conversions. Notwithstanding anything to the contrary in this Agreement, subject to the consent of the Administrative Agent and the Issuing Bank, such consent not to be unreasonably withheld, conditioned or delayed and pursuant to an offer (a “2017 Conversion Offer”) made by the Borrower after the Amendment Effective Date to any 2017 Bank, the Borrower is hereby permitted to consummate from time to time transactions with any individual 2017 Bank that in its sole and absolute discretion elects to consent to and accept such 2017 Conversion Offer to convert all (but not less than all) of such accepting 2017 Bank’s 2017 Commitment and 2017 Credit Exposure to an equal principal amount of a ~~2018~~2019 Commitment and ~~2018~~2019 Credit Exposure (a “2017 Conversion”). Upon the effectiveness of any such 2017 Conversion, (i) such accepting 2017 Bank shall become a ~~2018~~2019 Bank, (ii) such accepting 2017 Bank’s 2017 Commitments shall become ~~2018~~2019 Commitments in an aggregate principal amount equal to such accepting 2017 Bank’s 2017 Commitments and (iii) such accepting 2017 Bank’s 2017 Credit Exposure shall become a ~~2018~~2019 Credit Exposure in an aggregate principal amount equal to such accepting 2017 Bank’s 2017 Credit Exposure. In connection with any 2017 Conversion, the Borrower shall provide the Administrative Agent and Issuing Bank at least five Domestic Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof.

ARTICLE 3
CONDITIONS
Section 3.01. Effectiveness. (i) The Existing Credit Agreement became effective on the Effective Date and (ii) this Agreement shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Amendment Effective Date unless otherwise indicated:

other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent.
The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.
Section 3.02. [Reserved]
Section 3.03. Borrowings and L/C Credit Extensions. The obligation of any Bank to make a Loan on the occasion of any Borrowing and the obligation of the Issuing Bank to issue, amend or increase the principal amount thereof or extend any Letter of Credit (other than an extension pursuant to an Auto- Extension Letter of Credit in accordance with the original terms thereof) is subject to the satisfaction of the following conditions, in each case at the time of such Borrowing or L/C Credit Extensions and immediately thereafter:
(a)    The Amendment Effective Date shall have occurred on or prior to November 19, 2015 and the First Amendment Effective Date shall have occurred on or prior to November 18, 2016;
(b)    receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;
(c)    the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the Effective Date and the Amendment Effective Date;
(d)    Prior to the 2017 Commitment Termination Date, the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the Aggregate Commitments (as such Commitments may be increased or decreased from time to time in accordance with the terms and conditions of this Agreement) and that after the 2017 Commitment Termination Date, the fact that the sum of (i) the aggregate outstanding principal amount of the ~~2018~~2019 Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the ~~2018~~2019 Agreement Commitments (as such Commitments may be increased or decreased from time to time in accordance with the terms and conditions of this Agreement);
(e)    the fact that no Default shall have occurred and be continuing;
(f)    the fact that the representations and warranties of the Borrower (in the case of a Borrowing or L/C Credit Extension, other than the representations set forth in Section 4.02(c), Section 4.03 and Section 4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date); provided that, (i) in the case of the representations set forth in Section 4.02(a) and Section 4.02(b) being made after the Amendment Effective Date shall be deemed to refer to the most recent balance sheets and statements furnished pursuant to Section 5.03(b)(ii) and Section 5.03(b)(i), respectively and (ii) in the case of the representation set forth in Section 4.06 being made after the First Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and
(g)    the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture shall not exceed 150% of the aggregate principal amount of Bonds then outstanding under such Indenture and (iii) no collateral shall secure Bonds other than (A) eligible collateral under such Indenture, the allowable amount of which is included within the computation under subsection (ii) above or (B) collateral previously so pledged which ceases to be such eligible collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an “event of default” as defined in a mortgage which results in the exercise of any right or remedy described in such mortgage).
Each Borrowing or L/C Credit Extension hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or L/C Credit Extension as to the facts specified in clauses (c), (d), (e), (f) and (g) of this Section 3.03.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES
The Borrower makes the following representations, warranties and agreements, which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans or L/C Credit Extensions:
Section 4.01. Corporate Existence, Power and Authority. The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain the rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so good faith (and not on an arbitrary or capricious basis) and only if such additional amount or amounts are passed on in a similar manner by such Bank Party to similarly situated borrowers (which are parties to credit or loan documentation containing a provision similar to this Section 8.03(a), as determined by such Bank Party in its reasonable discretion, or (ii) convert such Bank Party’s Loans so affected by such Change in Law to Base Rate Loans and pay any related breakage costs pursuant to Section 2.14 and any accrued increased costs pursuant to this Section 8.03).
(b)    If a Bank Party, other than a Defaulting Bank, determines that any Change in Law, will have the effect of increasing the amount of capital or liquidity required or expected to be maintained by such Bank Party based on the existence of such Bank Party’s Commitment hereunder or its obligations hereunder, it will notify the Borrower. This determination will be made on a Bank Party-by-Bank Party basis. The Borrower shall (i) within 15 days following the Borrower’s receipt of the certificate referenced in clause (c) pay to each Bank Party on demand such additional amounts as are necessary to compensate for the increased cost to such Bank Party as a result of any Change in Law or (ii) convert such Bank Party’s Loans so affected by such Change in Law to a Base Rate Loan and pay any related breakage costs pursuant to Section 2.14 and any accrued increased costs pursuant to this Section 8.03. In determining such amount, such Bank Party will act reasonably and in good faith (and not on an arbitrary or capricious basis) and will use averaging and attribution methods which are reasonable, and such Bank Party will pass such costs on to the Borrower only if such costs are passed on in a similar manner by such Bank Party to similarly situated borrowers (which are parties to credit or loan documentation containing a provision similar to this Section 8.03(b)), as determined by such Bank Party in its reasonable discretion. Each Bank Party’s determination of compensation shall be conclusive if made in accordance with this provision. Each Bank Party, upon determining that any increased costs will be payable pursuant to this Section 8.03(b), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such increased costs, although the failure to give any such notice shall not release or diminish any of the Borrower’s obligations to pay increased costs pursuant to this Section 8.03(b).
(c)    Each Bank Party will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank Party to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank Party, be otherwise disadvantageous to such Bank Party. The Borrower hereby agrees to pay the reasonable costs and expenses incurred by such Bank Party in connection with any such designation. A Bank Party claiming compensation under this Section shall furnish a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder, which shall be conclusive in the absence of manifest error. In such notices shall be deemed to have been duly and timely given in accordance with the terms of the Credit Documentation.

Section 9.16. Acknowledgement and Consent to Bail-In. Notwithstanding anything to the contrary in this Agreement or any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution;
(b)    the effects of any Bail-In Action on any such liability, including, if applicable (i) a reduction in full or in part or cancellation of any such liability, (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
[remainder of page intentionally left blank]

AGENT SCHEDULE

Institution	Title
Mizuho Bank, Ltd.	Administrative Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	Co-Documentation Agent
~~KeyBank National Association~~The Bank of Nova Scotia	Co-Documentation Agent
Royal Bank of Canada	Co-Documentation Agent

Agent Schedule

EXISTING COMMITMENT SCHEDULE

Institution	Commitment Prior to the First Amendment Effective Date	Loans Outstanding on the First Amendment Effective Date
2017 Bank
National Cooperative Services Corporation	$30,000,000.00	$0
Compass Bank	$25,000,000.00	$0
PNC Bank, National Association	$25,000,000.00	$0
2018 Bank
Mizuho Bank Ltd.	$~~180,000,000.00~~187 ,500,000.00	$0
JPMorgan Chase Bank, N.A.	$180,000,000.00	$0
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$~~180,000,000.00~~187 ,500,000.00	$0
~~KeyBank National Association~~Royal Bank of Canada	$~~180,000,000.00~~187 ,500,000.00	$0
~~Royal Bank of Canada~~KeyBank National Association	$180,000,000.00	$0
The Bank of Nova Scotia	$180,000,000.00	$0
US Bank National Association	$125,000,000.00	$0
SunTrust Bank	$125,000,000.00	$0
PNC Bank, National Association	$125,000,000.00	$0
~~National Cooperative Services Corporation~~	~~$77,500,000.00~~	~~$0~~
Regions Bank	$75,000,000.00	$0
Industrial and Commercial Bank of China Limited, New York Branch	$40,000,000.00	$0

~~Compass Bank~~	~~$25,000,000.00~~	~~$0~~
The Korea Development Bank, New York Branch	$30,000,000.00	$0
Apple Bank for Savings	$17,500,000.00	$0
Total	$1,720,000,000.00	$0

Existing Commitment Schedule

COMMITMENT SCHEDULE ~~2017 Commitment Schedule~~
~~2017 Bank~~	~~2017 Commitment~~
~~National Cooperative Services Corporation~~	~~$55,000,000.00~~
~~Compass Bank~~	~~$25,000,000.00~~
~~Total~~	~~$80,000,000.00~~

~~2018~~2019 Commitment Schedule

~~2018~~2019 Bank	20,182,019
Commitment
Mizuho Bank Ltd.	$187,500,000.00
~~JPMorgan Chase~~Royal Bank~~, N.A.~~ of Canada	$~~180,000,000.00~~18 7,500,000.00

The Bank of ~~Tokyo-Mitsubishi UFJ, Ltd.~~Nova Scotia	$187,500,000.00
~~Royal~~The Bank of ~~Canada~~Tokyo-Mitsubishi UFJ, Ltd.	$187,500,000.00
~~KeyBank National Association~~JPMorgan Chase Bank, N.A.	$180,000,000.00
~~The~~PNC Bank ~~of Nova Scotia~~, National Association	$~~180,000,000.00~~15 0,000,000.00

US Bank National Association	$125,000,000.00
SunTrust Bank	$125,000,000.00
~~PNC~~Regions Bank~~, National Association~~	$~~125,000,000.00~~75, 000,000.00

~~Regions Bank~~KeyBank National Association	$~~75,000,000.00~~70,0 00,000.00

Industrial and Commercial Bank of China Limited, New York Branch	$40,000,000.00
~~The Korea Development Bank, New York Branch~~	~~$30,000,000.00~~
Apple Bank for Savings	$17,500,000.00
Total:	$~~1,640,000,000.00~~1 ,532,500,000.00

Commitment Schedule

funding, including working capital and capital expense to the ICC Related Companies; (ii) Borrower provided funding directly or through the ICC Related Companies for settlement or satisfaction of third-party claims against the ICC Companies; (iii) Borrower has provided credit support and/or credit enhancement for obligations of ICC Related Companies, including guaranties or letters of credit; (iv) Borrower holds such ICC Assets through the ICC Related Companies, and operates or provides for their operation for the purpose of preserving and rehabilitating such ICC Assets, preparing them for resale or other disposition and reselling or disposing of them in one or more transactions at a price or prices or for other consideration satisfactory to the Borrower; and (v) Borrower, through its subsidiaries, has engaged staff and outside consultants, agents, managers, management companies and other professional advisers to advise and assist with respect to, or to carry out, the foregoing.
~~Proposed~~ Disposition of the ICC Companies and ICC Assets.
As set forth in greater detail in Borrower’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”), dated September 30, 2015, Borrower ~~has~~ entered into a definitive agreement for a sale to ATN VI Holdings, LLC (the “Buyer”) and Atlantic Tele-Network, Inc., the parent corporation of the Buyer (“Atlantic”), of all the issued and outstanding membership interests of Borrower’s direct subsidiary CAH, which owns the other ICC Related Companies. (the “Disposition”) for a purchase price of $145 million, subject to certain adjustments. RTFC has committed to provide debt financing of up to $60 million, providing Buyer with the option to finance a portion of the purchase price. Atlantic will provide a guarantee on an unsecured basis of Buyer’s obligations to RTFC pursuant to the financing.
~~Completion of the Disposition is subject to the satisfaction or waiver of various closing conditions under the agreement, including, among other things, regulatory approvals in the United States, United States Virgin Islands, British Virgin Islands and St. Maarten, the expiration or termination of applicable waiting periods under applicable competition laws, and the absence of a material adverse effect or material adverse regulatory event.~~
On July 1, 2016, Borrower filed a Form 8-K with the SEC announcing that the purchase agreement was amended to adjust the purchase price by $1.25 million, for a purchase price of approximately $144 million, and the Disposition was completed. Net proceeds from the Disposition are subject to post-closing adjustments. Additionally, Borrower remains subject to potential indemnification claims, as more particularly described in the purchase agreement.
All of the transactions, actions and other matters referred to above (together with such other related transactions and steps, occurring prior to or concurrently with or within a reasonable time after the transactions, actions and

Schedule 9.15

other matters referred to above and as may be reasonably necessary to carry out such transactions, actions and other matters) are hereby defined collectively as the “ICC Transactions.”
Nothing in this Schedule 9.15 or in Section ~~9.15~~9.15 of the Credit Agreement shall constitute an obligation on the Borrower, RTFC or any other Person to enter into all or any of the transactions, or to take all or any of the actions, described in this Schedule 9.15. Transactions and actions referred to in this Schedule 9.15 are not necessarily listed in the chronological order in which they may be entered into or taken.

Schedule 9.15

EXHIBIT A
FORM OF NOTE
New York, New York     [DATE]
For value received, National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”), promises to pay to the order of [•] (the “Bank”), for the account of its Applicable Lending Office, the principal sum of $[_________] ($_________), or, if less, the aggregate unpaid principal amount of each Loan and L/C Borrowing made by the Bank to the Borrower pursuant to the Revolving Credit Agreement referred to below on the Maturity Date with respect to such Loan or L/C Borrowing. The Borrower promises to pay interest on the unpaid principal amount of each such Loan and L/C Borrowing on the dates and at the rate or rates provided for in the Revolving Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Mizuho Bank, Ltd., 1251 Avenue of the Americas, New York, New York 10020, Attn: Cole Darrington, Email: lau_agent@mizuhocbus.com.
All Loans and L/C Borrowings made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Revolving Credit Agreement.
This note is one of the Notes referred to in that certain Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., ~~KeyBank National Association~~The Bank of Nova Scotia and Royal Bank of Canada as Co-Documentation Agents (as the same may be amended, supplemented or otherwise modified, from time to time, in each case, pursuant to the terms and conditions thereof, the “Revolving Credit Agreement”). Terms defined in the Revolving Credit Agreement are used herein with the same meanings. Reference is made to the Revolving Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. This Note shall be governed by and construed in accordance with the laws of the State of New York.
NATIONAL RURAL UTILITIES
A-1

EXHIBIT C
FORM OF MONEY MARKET QUOTE REQUEST
[Date]

To:	Mizuho Bank, Ltd. (the “Administrative Agent”)

From:	National Rural Utilities Cooperative Finance Corporation (the ”Borrower”)

Re:
Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., ~~KeyBank National Association~~The Bank of Nova Scotia and Royal Bank of Canada as Co- Documentation Agents (as amended, supplemented, or otherwise modified from time to time, in each case, pursuant to the terms and conditions thereof the “Revolving Credit Agreement”)

We hereby give notice pursuant to Section 2.03 of the Revolving Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):
Date of Borrowing: __________________

Principal Amount[1]	Interest Period[2]
$
Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]
Terms used herein have the meanings assigned to them in the Revolving Credit Agreement.
NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:
Name:

______________
1Amount must be $10,000,000 or a larger multiple of $1,000,000.
2Any number of whole months (but not less than one month) (LIBOR Auction) or not less than 30 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

C-1

EXHIBIT D
FORM OF INVITATION FOR MONEY MARKET QUOTES
[Date]
To:    [Name of Bank]

Re:	Invitation for Money Market Quotes to the National Rural Utilities Cooperative Finance Corporation (the “Borrower”)

Pursuant to Section 2.03 of the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., ~~KeyBank National Association~~The Bank of Nova Scotia and Royal Bank of Canada as Co-Documentation Agents (as amended, supplemented or otherwise modified from time to time, in each case, pursuant to the terms and conditions thereof, the “Revolving Credit Agreement”):
Date of Borrowing: __________________

Principal Amount	Interest Period
$
Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]
Please respond to this invitation by no later than 9:30 A.M. (New York City time) on [date].
MIZUHO BANK, LTD.

By:
Name:
Title: Authorized Officer

D-1

[provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**
We understand and agree that the offer[s] set forth above [is][are] subject to the satisfaction of the applicable conditions set forth in the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., ~~KeyBank National Association~~The Bank of Nova Scotia and Royal Bank of Canada as Co-Documentation Agents, as amended, supplemented or otherwise modified from time to time, in each case, pursuant to the terms and conditions thereof.
Very truly yours,

[NAME OF BANK]

By:
Name:
Title: Authorized Officer

Dated: _______________

E-2

EXHIBIT F
OPINION OF GENERAL COUNSEL OF THE BORROWER
November ~~19~~[ ], ~~2015~~2016

To the Administrative Agent and each of the Banks party
to the Revolving Credit Agreement referred to below
c/o Mizuho Bank, Ltd.
1251 Avenue of the Americas
New York, New York 10020

Ladies and Gentlemen:

~~I, Roberta B. Aronson, General Counsel of the National Rural Utilities Cooperative Finance Corporation (the “Borrower”), am delivering this opinion pursuant to the~~Reference is hereby made to (i) that certain Amended and Restated Revolving Credit Agreement~~,~~ dated as of November 19, 2015~~,~~ (~~the “~~as amended by the Amendment (defined below), the “Extended Agreement”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., ~~KeyBank National Association~~The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents and (ii) that certain Amendment No. 1 dated as of November 18, 2016 (the “Amendment”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents. I, Roberta B. Aronson, General Counsel of the National Rural Utilities Cooperative Finance Corporation (the “Borrower”), am delivering this opinion at the request of the Borrower pursuant to Section 7(b) of the Amendment. Terms defined in the Extended Agreement are used herein as therein defined. ~~This opinion is being rendered to you at the request of the Borrower, pursuant to Section 3.01(c) of the Agreement.~~

I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. This opinion is limited to the laws of the District of Columbia.

Upon the basis of the foregoing, I am of the opinion that:

1.    The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia

F-1

Annex B
Subsidiaries, Special Purpose Subsidiaries and Joint Ventures:
~~a.    Caribbean Asset~~Borrower owns 100% of the membership interests of CAH Residual Holdings, LLC, organized in the State of Delaware. ~~Borrower owns 100% of the membership interests.~~
~~Caribbean Asset Holdings, LLC ownership interest:~~
~~1.    DTR Holdings, LLC     100%~~
~~DTR Holdings, LLC ownership interest:~~
~~VI PowerNet, LLC     99.5%~~
~~Innovative Long Distance, Inc.     100%~~
~~Virgin Islands Telephone Corporation     100%~~
~~Vitelcom Cellular, Inc.     99.5%~~
~~Caribbean Communications Corp.     99.5%~~
~~St. Croix Cable T.V., Inc.     99.5%~~
~~iCC TV, Inc.     99.5%~~
CAH Residual Holdings, LLC owns 100% of the stock of
Group B-200, Inc.     ~~100%~~, organized in the
Commonwealth of Puerto Rico.
~~2.    BVI Asset Holdings, LLC     100%~~
~~BVI Asset Holdings, LLC ownership interest:~~
~~B.V.I. Cable T.V., Ltd.     100%~~
~~3.    STM Asset Holdings, LLC     100%~~
~~STM Asset Holdings LLC~~
~~ownership interest:~~
~~Caribbean Teleview Services N.V.     100%~~

F-6

EXHIBIT G
ASSIGNMENT AND ASSUMPTION AGREEMENT
AGREEMENT dated as of ___________, 20__ among [ASSIGNOR] (the “Assignor”), [ASSIGNEE] (the “Assignee”), NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (the “Borrower”) and MIZUHO BANK, LTD., as Administrative Agent (the “Agent”).
W I T N E S S E T H
WHEREAS, this Assignment and Assumption Agreement (the “Agreement”) relates to the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, in each case pursuant to the terms and conditions thereof, (the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank (the “Agent”), and JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., ~~KeyBank National Association~~The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans and/or make or participate in L/C Obligations to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;
WHEREAS, Committed Loans and L/C Obligations made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and
WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the “Assigned Amount”), together with a corresponding portion of its outstanding Committed Loans and/or L/C Obligations, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.
SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from

G-1

EXHIBIT H-1
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Not Partnerships For U.S. Federal
Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., ~~KeyBank National Association~~The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a member of Borrower, it does not exercise voting power over Borrower and is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF BANK PARTY]

By:
Name:

H-1-1

EXHIBIT H-2
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Partnerships For U.S. Federal Income
Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., ~~KeyBank National Association~~The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a member of Borrower, exercise voting power over Borrower or otherwise is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

H-2-1

EXHIBIT H-3
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal
Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., ~~KeyBank National Association~~The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished its participating Bank with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank in writing and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: _______, 20[ ]

H-3-1

EXHIBIT H-4
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income
Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., ~~KeyBank National Association~~The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished its participating Bank with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]

H-4-1